Exhibit 10.22

SUPPLEMENTAL TO SHARE SALE AGREEMENT

股权转让协议补充协议

Hong Kong Fine Technology Co., Limited × V Gallant Limited

DATED THIS 17 JUNE 2026

日期：17.6.2026

BETWEEN

订立各方：

HONG KONG FINE TECHNOLOGY CO., LIMITED (Registration No.: 3312746) (“Vendor”);

香港泛盈科技有限公司（注册编号：3312746）（”卖方”）；

AND

及

V GALLANT LIMITED (BVI Company No. 2156042) (“Purchaser” / “V Gallant”).

V GALLANT LIMITED（英属维尔京群岛公司编号：2156042）（”买方” / “V Gallant”）。

THIS AGREEMENT is made and entered into on 17 June 2026 BETWEEN:

本协议于 17.6.2026 订立，订立各方如下：

HONG KONG FINE TECHNOLOGY CO., LIMITED (Company No. 3312746), a company incorporated in Hong Kong and having its registered address at Unit A7, 12th Floor, Star Ferry Building, 34 Raymond Road, Tsim Sha Tsui, Kowloon, Hong Kong (as “Vendor”);

香港泛盈科技有限公司（公司编号：3312746），一家于香港注册成立的公司，注册地址为香港九龙尖沙和山道连麻道 34 号天星大厦 12 楼 A7 室（以下简称”卖方”）；

V GALLANT LIMITED (BVI Company No. 2156042), a company incorporated in British Virgin Islands and having its registered office at Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands (as “V Gallant”).

V GALLANT LIMITED（英属维尔京群岛公司编号：2156042），一家于英属维尔京群岛注册成立的公司，注册地址为 Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands（以下简称”V Gallant”）。

Vendor and Purchaser shall hereinafter individually be referred to as “the Party” and collectively referred to as “the Parties”.

卖方与买方以下分别称为”一方”，合称为”各方”。

RECITALS:

鉴于：

(A) The Parties entered into the Share Sale Agreement dated 2nd June 2026 (“Share Sale Agreement”), in respect of a share sale of 14,000 ordinary shares of PT Fine Carbon Credit Indonesia (Indonesia Company No: AHU-0020698.AH.01.01.).

（甲）各方于2026 年6 月2 日订立股权转让协议（”股权转让协议”），内容涉及转让PT Fine Carbon Credit Indonesia（印度尼西亚公司编号：AHU-0020698.AH.01.01.）14,000 股普通股。

(B) By the Share Sale Agreement, the Vendor has agreed to pay a total consideration of United States Dollar Sixty Five Thousand (USD65,000.00) only to V Gallant and/or its nominees by way of issuance of consideration shares of 60,000,000 Class A shares and 5,000,000 Class B shares of V Gallant, upon the terms and subject to the conditions contained in the Share Sale Agreement.

（乙）根据股权转让协议，卖方同意以发行 V Gallant 60,000,000 股 A 类股份及 5,000,000 股 B 类股份作为对价，向 V Gallant 及/或其提名人支付总价款美元六万五千元正（USD65,000.00），并须遵守股权转让协议所载条款及条件。

(C) The Parties have agreed to amend the Share Sale Agreement by entering into this Supplemental Agreement.

（丙）各方同意通过订立本补充协议对股权转让协议进行修订。

NOW IT IS HEREBY AGREED as follows:

现各方协议如下：

1. DEFINITIONS & INTERPRETATIONS

1. 定义及解释

1.1 Definitions

1.1 定义

In this Supplemental Agreement, unless the context requires otherwise, terms defined in the Agreement and not otherwise defined herein, shall have the same meaning in this Supplemental Agreement. The following words and expressions shall have the following meanings:

在本补充协议中，除文意另有要求外，在协议中定义而本协议未另行定义的术语，在本补充协议中具有相同含义。以下词语及表达具有以下含义：

Term	Meaning	术语	含义
Entire Agreement	means the Original Agreement as amended by this Supplemental Agreement	完整协议	指经本补充协议修订后的原协议
Share Sale Agreement	means the Share Sale Agreement dated 2nd June 2026	股权转让协议	指 2026 年 6 月 2 日订立的股权转让协议
Supplemental Agreement	means this Agreement	补充协议	指本协议

1.2 Interpretations

1.2 解释

(a) Subject only to the variation herein contained and such modification to the Agreements as may be necessary to the construction thereof as a result of the variation thereto effected by the Supplemental Agreement, the provisions of the Agreement shall remain in full force and effect.

（甲）除本协议所载的修订及因本补充协议所作修改而对协议解释上所需作出的调整外，协议的条款继续完全有效。

(b) In constructing the Agreement, such reference as may be necessary may be made to such agreement.

（乙）在解释协议时，可在必要时参照有关协议。

(c) In the event of a conflict between the provisions of this Supplemental Agreement and the Agreement, the provisions of this Supplemental Agreement shall prevail.

（丙）如本补充协议的条款与协议之间存在冲突，以本补充协议的条款为准。

2. AGREEMENT FOR THE VARIATION OF THE AGREEMENTS

2. 协议修订事宜

2.1 The Parties hereby agree that the definition of Consideration Shares and Clause 3.1 under the Share Sale Agreement shall be revised as follows:

2.1 各方在此同意，股权转让协议中”对价股份”的定义及第 3.1 条修订如下：

(a) Consideration Shares means 75,000,000 ordinary shares; and

（甲）对价股份是指 75,000,000 股普通股；及

(b) The consideration for the sale and purchase of the Sale Shares shall be United States Dollars Two Hundred and Twenty Five Million (USD 225,000,000.00) only.

（乙）本次股权转让的对价为美元二亿二千五百万元正（USD 225,000,000.00）。

2.2 Clause 3.2 under the Share Sale Agreement shall be revised as follows:

2.2 股权转让协议第 3.2 条修订如下：

(a) The Purchaser shall pay the Purchase Consideration by way of issuance of the Consideration Shares to the Vendor or any other parties as instructed by the Vendor on the Completion Date, which shall comprise and carry the rights of: Seventy Five Million (75,000,000) Ordinary shares, entitling the holder to one (1) vote per share on all shareholder resolutions.

（甲）买方须于完成日向卖方或卖方指示的其他方，以发行对价股份的方式支付购买对价，该等对价股份须包含及具有以下权利：七千五百万（75,000,000）股普通股，持有人就所有股东决议案享有每股一（1）票的投票权。

3. GOVERNING LAW

3. 适用法律

3.1 This Agreement shall be governed by, construed and enforced in accordance with the laws of Malaysia and subject to the exclusive jurisdiction of the courts of Malaysia.

3.1 本协议受马来西亚法律管辖，并依据马来西亚法律进行解释及执行，且受马来西亚法院的专属司法管辖权约束。

4. NOTICES

4. 通知

4.1 Unless expressly stated herein, any notice or communication to be given under this Agreement shall be in writing and be in the English Language and may be given or sent:

4.1 除本协议另有明确规定外，根据本协议需发出的任何通知或通讯须以书面形式并以英文作出，可通过以下方式发出：

(a) by hand;

（甲）专人送达；

(b) by international courier; or

（乙）国际快递；或

(c) by e-mail,

（丙）电子邮件，

to the Parties at the address as stated in Preamble.

送达序言中所列各方地址。

4.2 All notices and communications by one Party to the other shall be deemed to have been received by the other Party and be effective as follows:

4.2 一方向另一方发出的所有通知及通讯，视为已由另一方收到，并在以下时间生效：

(a) if by hand, upon written acknowledgement of receipt by a duly authorized officer, employee, agent, or representative of the receiving Party;

（甲）如以专人送达，则于接收方经授权的人员、雇员、代理人或代表书面确认收迄时；

(b) if by international courier, five (5) days after notice is posted; and

（乙）如以国际快递发出，则于通知寄出后第五（5）天；及

(c) if by e-mail, upon sending provided that there is no return email notifying failure of delivery.

（丙）如以电子邮件发出，则于发送时，但以未收到投递失败的回复邮件为前提。

5. COUNTERPARTS

5. 副本

5.1 This Agreement may be executed in any number of counterparts and by the Parties to it on separate counterparts and each such counterpart shall constitute an original of this Agreement but all of which together constitute one and the same instrument.

5.1 本协议可由各方分别签署任意数量的副本，每份副本均构成本协议的正本，但所有副本合在一起构成同一份文件。

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(以下留白)

IN WITNESS WHEREOF, the Parties hereby agree to the terms and conditions set forth in this Agreement and have hereunto set their hands and/or by electronic signature in accordance with the respective local digital signature regulations on the day and year herein before mentioned.

谨此为证，各方在此同意本协议所载的条款及条件，并已于上述日期亲笔签署及/或根据各自当地数字签名法规以电子签名方式签署。

SIGNED BY HONG KONG FINE TECHNOLOGY CO., LIMITED (Company No. 3312746)

签署方 香港泛盈科技有限公司 （公司编号：3312746）

/s/ Li Lu
Mr. Li Lu / 李露 先生
Director / 董事

SIGNED BY V GALLANT LIMITED (BVI Company No. 2156042)

签署方 V GALLANT LIMITED （英属维尔京群岛公司编号：2156042）

/s/ Liu Ser Wei
Ms. Liu Ser Wei / 刘思玮 小姐
Director / 董事

— END OF AGREEMENT / 协议全文终止 —

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